SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 19, 2023

Franklin Wireless Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-14891	95-3733534
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9707 Waples Street

Suite 150

San Diego, CA 92121

(Address of principal executive offices)

Registrant's telephone number, including area code:

(858) 623-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	FKWL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)    Resignation of Independent Registered Public Accounting Firm.

On October 20, 2023, Kreit & Chiu CPA LLP (“K&C”) was dismissed as independent registered public accounting firm for Franklin Wireless Corp. (the “Company”).

The audit reports of K&C on the consolidated financial statements of the Company for each of the two most recent fiscal years ended June 30, 2023 and June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended June 30, 2023 and June 30, 2022 and during the subsequent interim period from July 1, 2023 through October 20, 2023, (i) there were no disagreements with K&C on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to K&C's satisfaction, would have caused K&C to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided K&C with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of K&C's letter, dated October 23, 2023, to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On October 20, 2023, the Company engaged Simon & Edward, LLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024. The decision to appoint Simon & Edward, LLC was approved by the Audit Committee of the Board of Directors.

During the two most recent fiscal years ended June 30, 2023 and June 30, 2022 and during the subsequent interim period from July 1, 2023 through October 20, 2023, neither the Company nor anyone on its behalf consulted Simon & Edward, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Simon & Edward, LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

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Section 8 - Other Events

Item 8.01 Other Events

On October 19, 2023, the jury in Nosirrah Management LLC v. Franklin Wireless et al., Case # 3:21-cv-01316-RSH-JLB) returned a verdict for $2,000,000 in favor of the Company against the Company’s Chief Executive Officer, O.C. Kim. The derivative complaint had alleged that Mr. Kim violated Section 16(b) of the Securities Exchange Act of 1934 for receiving “short-swing” profits from a sale and purchase of Franklin shares, in violation of that Act.

Mr. Kim has filed a notice indicating he intends to appeal the verdict.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description:

16.1	Letter from Kreit & Chiu CPA LLP, dated October 23, 2023 to the Securities and Exchange Commission
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN WIRELESS CORP.

Date: October 25, 2023	By: /s/ OC Kim
OC Kim, President

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